UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/20/2011

LIMELIGHT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33508

Delaware	20-1677033
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

222 South Mill Avenue, 8th Floor
Tempe, AZ 85281
(Address of principal executive offices, including zip code)

(602) 850-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On July 26, 2010, Limelight Networks, Inc. (the "Company") announced that it would soon move from its Arizona principal place of business located at 2220 West 14th Street, Tempe, Arizona 85281 to its new global corporate headquarters. On April 18, 2011, the Company moved to its new global headquarters in Tempe, Arizona. The Company's principal executive offices are now located at 222 South Mill Avenue, 8th Floor, Tempe, Arizona 85281 and at 201 Lomas Santa Fe Drive, Solana Beach, California 92075.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Date: April 22, 2011	By:	/s/ Philip C. Maynard
Philip C. Maynard
Senior Vice President, Chief Legal Officer & Secretary